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                                                                    Exhibit 23.1


















                       CONSENT OF INDEPENDENT ACCOUNTANTS


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PRICE WATERHOUSE
                                                                   EXHIBIT 23.1

                      CONSENT OF INDEPENDENT ACCOUNTANTS


February 20, 1998


To the Board of Directors
Popular, Inc.


We hereby consent to the incorporation by reference in the Prospectus constituting part of the Registration Statement on Form S-3 No. 333-26941 of Popular, Inc. of our report dated February 20, 1998, appearing on page F-37 of the Annual Report to Shareholders of Popular, Inc. which is incorporated in this Annual Report on Form 10-K.




/s/ Price Waterhouse

PRICE WATERHOUSE